UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-524

The Dreyfus/Laurel Funds Trust (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	6/30/09

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus Core Value Fund Dreyfus High Yield Fund

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
32	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus Core Value Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Core Value Fund, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that dominated the financial markets at the start of 2009 appear to have moderated as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow. After reaching multi-year lows in early March, equities staged an impressive rally, enabling most major stock market indices to end the six-month reporting period close to where they began.While the U.S. economy remains weak overall, we have seen encouraging evidence of potential recovery, including a recovering housing market and improvements within certain manufacturing sectors. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity. Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the stock market’s 2009 rebound. Indeed, the market’s advance was led mainly by lower-quality stocks when investors developed renewed appetites for risk. We would prefer to see a steadier rise in stock prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the market lower. In uncertain markets such as this one, even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation July 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of January 1, 2009, through June 30, 2009, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, Dreyfus Core Value Fund’s Class A shares produced a total return of –1.23%, Class B shares returned –1.54%,Class C shares returned –1.59%,Class I shares returned –1.05%, and Institutional shares returned –1.18%.1 In comparison, the fund’s benchmark, the Russell 1000Value Index (the “Index”), produced a total return of –2.87% for the same period.2

Despite a deep economic recession and an ongoing banking crisis, stocks rallied in the spring of 2009, offsetting a substantial portion of losses incurred earlier in the year.The fund fared relatively well in this environment, as the success of its security selection strategy in eight of 10 economic sectors enabled it to produce higher returns than its benchmark.

The Fund’s Investment Approach

The fund invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. We also focus on a company’s relative value, financial strength, business momentum and likely catalysts that could ignite the stock price.

A Sustained Market Rally Lifted Stock Prices

During the opening months of 2009, the U.S. stock market continued to decline amid a severe recession characterized by rising unemployment, plunging housing prices and depressed consumer confidence.At the same time, the world was in the grip of a global banking crisis, in which massive investment losses led to the failures of some of the world’s major financial institutions. These influences had fueled a severe bear market

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

over the second half of 2008, and additional losses early in the reporting period drove stock market averages to multi-year lows.

Although economic fundamentals showed few signs of improvement at the time, market sentiment grew more optimistic in early March as aggressive remedial measures adopted by government and monetary authorities appeared to avert a collapse of the banking system, and investors looked forward to better economic times. Bargain hunters began to bid beaten-down stock prices higher, fueling a sustained market rally that persisted through the end of June. The strong rally enabled many stocks to recover much of the ground they had lost earlier in the reporting period.

Energy and Financial Stocks Drove Fund Performance

When 2009 began, investors were responding indiscriminately to fear of losses rather than the strengths and weaknesses of individual companies and industry groups. However, during the springtime rally, investors refocused on companies’ underlying business fundamentals. Notably, our process of bottom-up stock selection proved effective during both periods. Consequently, the fund ended the reporting period with above-average returns in eight of the 10 economic sectors contained in the benchmark.The fund’s relative performance was especially robust in the energy, financials and information technology sectors.

In the relatively economically sensitive energy sector, an underweighted position in industry bellwether Exxon Mobil proved advantageous as investors sold the integrated energy producer in favor of more aggressive investments. Similarly, the fund benefited from its lack of exposure to another traditionally defensive energy giant, ConocoPhillips. Instead, we emphasized better-performing oil services and exploration-and-production companies, including Occidental Petroleum and XTO Energy.

The battered financial services sector rebounded from low levels after it was reported in the spring that major U.S. banks had passed government-ordered “stress tests.” We successfully avoided most of the credit crisis’s more severely damaged financial institutions in favor of healthier companies, such as Northern Trust and JPMorgan

4

Chase & Co. The technology sector represented the fund’s largest overweighted position, a stance that proved successful as pent-up demand for technology upgrades drove stock prices higher for companies that had cut costs during the downturn and were in a good position to grow their earnings.

The fund’s performance lagged its benchmark in only two market sectors. The fund’s results in the consumer discretionary sector were undermined by its lack of exposure to Ford Motor Company, which gained value despite poor fundamentals as its chief U.S. competitors filed for bankruptcy protection.The fund also did not participate fully in a rebound among retailers, where we preferred relatively defensive investments, such as auto parts seller AutoZone. In the telecommunications sector, the fund did not own Sprint Nextel Corp., which did not meet our investment criteria but rallied strongly due to factors we consider unsustainable.

Positioned for an Economic Recovery

Despite the recent market rally, we continue to seek attractively valued opportunities in companies that appear poised to prosper during an economic rebound. Now more than ever, we believe that a highly disciplined and selective approach to security selection is required to produce consistently superior performance over the long term.

July 15, 2009

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Value Fund from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2009
	Class A	Class B	Class C	Class I	Institutional
Expenses paid per $1,000†	$5.67	$9.35	$9.35	$4.44	$5.18
Ending value (after expenses)	$987.70	$984.60	$984.10	$989.50	$988.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2009
	Class A	Class B	Class C	Class I	Institutional
Expenses paid per $1,000†	$5.76	$9.49	$9.49	$4.51	$5.26
Ending value (after expenses)	$1,019.09	$1,015.37	$1,015.37	$1,020.33	$1,019.59

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class B, 1.90% for Class C, .90% for Class I and 1.05% for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2009 (Unaudited)

Common Stocks—99.0%	Shares	Value ($)
Consumer Discretionary—8.7%
AutoZone	7,490 [a,b]	1,131,814
Carnival	120,820 [a,b]	3,113,531
Gap	94,650	1,552,260
Home Depot	249,830	5,903,483
Johnson Controls	75,340 [a]	1,636,385
Lowe’s Cos.	81,570	1,583,274
News, Cl. A	324,530 [a]	2,956,468
Omnicom Group	132,400 [a]	4,181,192
Staples	76,370 [a]	1,540,383
Time Warner	128,666	3,241,097
Toll Brothers	66,130 [a,b]	1,122,226
		27,962,113
Consumer Staples—9.2%
Cadbury, ADR	84,588	2,909,827
CVS Caremark	179,790	5,729,907
Kraft Foods, Cl. A	117,244	2,970,963
Lorillard	22,110	1,498,395
PepsiCo	103,190	5,671,322
Philip Morris International	75,020 [a]	3,272,372
Procter & Gamble	55,290	2,825,319
Wal-Mart Stores	31,400	1,521,016
Walgreen	99,030	2,911,482
		29,310,603
Energy—16.9%
Anadarko Petroleum	30,390 [a]	1,379,402
Chevron	192,600	12,759,750
Devon Energy	33,620	1,832,290
EOG Resources	20,240	1,374,701
Exxon Mobil	169,382	11,841,496
Hess	58,160	3,126,100

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Marathon Oil	99,930	3,010,891
Occidental Petroleum	194,340	12,789,515
Schlumberger	32,120	1,738,013
XTO Energy	113,690 [a]	4,336,137
		54,188,295
Exchange Traded Funds—1.3%
iShares Russell 1000 Value Index Fund	85,110 [a]	4,050,385
Financial—24.8%
ACE	36,660	1,621,472
Aflac	49,590	1,541,753
Ameriprise Financial	94,500	2,293,515
AON	95,860 [a]	3,630,218
Bank of America	577,996	7,629,547
Capital One Financial	30,530	667,996
Chubb	53,860	2,147,937
Franklin Resources	32,920	2,370,569
Goldman Sachs Group	33,540	4,945,138
Invesco	132,560	2,362,219
JPMorgan Chase & Co.	433,770	14,795,895
Marsh & McLennan Cos.	65,330	1,315,093
MetLife	152,600	4,579,526
Moody’s	89,260 [a]	2,352,001
Morgan Stanley	166,640	4,750,906
PNC Financial Services Group	26,260	1,019,151
Prudential Financial	39,870	1,483,961
State Street	76,510	3,611,272
T. Rowe Price Group	47,730 [a]	1,988,909
Travelers Cos.	72,300	2,967,192
U.S. Bancorp	88,030	1,577,498

8

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Wells Fargo & Co.	391,900	9,507,494
		79,159,262
Health Care—10.5%
AmerisourceBergen	88,560	1,571,054
Amgen	76,570 [b]	4,053,616
Boston Scientific	164,880 [a,b]	1,671,883
Covidien	86,940	3,255,034
McKesson	32,140	1,414,160
Merck & Co.	185,820 [a]	5,195,527
Pfizer	678,990	10,184,850
Schering-Plough	72,450	1,819,944
Thermo Fisher Scientific	35,200 [a,b]	1,435,104
UnitedHealth Group	57,810	1,444,094
WellPoint	32,270 [b]	1,642,220
		33,687,486
Industrial—6.7%
Dover	49,150 [a]	1,626,373
Eaton	51,650 [a]	2,304,107
General Electric	507,990	5,953,643
Honeywell International	47,950	1,505,630
Raytheon	54,300	2,412,549
Tyco International	60,660	1,575,947
Union Pacific	60,690 [a]	3,159,521
United Parcel Service, Cl. B	28,100 [a]	1,404,719
Waste Management	50,392 [a]	1,419,039
		21,361,528
Information Technology—7.7%
Cisco Systems	238,850 [b]	4,452,164
EMC	119,140 [b]	1,560,734

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Hewlett-Packard	85,100	3,289,115
Intel	109,410	1,810,736
Microsoft	234,590	5,576,204
Nokia, ADR	362,920 [a]	5,291,374
QUALCOMM	57,770	2,611,204
		24,591,531
Materials—2.8%
Air Products & Chemicals	34,570	2,232,876
Dow Chemical	80,970	1,306,856
E.I. du Pont de Nemours & Co.	53,220	1,363,496
Freeport-McMoRan Copper & Gold	81,190	4,068,431
		8,971,659
Telecommunications—3.1%
AT & T	392,455	9,748,582
Utilities—7.3%
Entergy	61,070	4,734,146
Exelon	74,945 [a]	3,837,933
FPL Group	82,110	4,668,775
NRG Energy	116,150 [a,b]	3,015,254
PG & E	36,240 [a]	1,393,066
Questar	97,110	3,016,237
Southern	85,150 [a]	2,653,274
		23,318,685
Total Common Stocks
(cost $349,795,322)		316,350,129

Other Investment—1.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,110,000)	6,110,000 [c]	6,110,000

10

Investment of Cash Collateral
for Securities Loaned—12.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $38,301,657)	38,301,657 [c]	38,301,657
Total Investments (cost $394,206,979)	112.9%	360,761,786
Liabilities, Less Cash and Receivables	(12.9%)	(41,092,567)
Net Assets	100.0%	319,669,219

ADR—American Depository Receipts

a	All or a portion of these securities are on loan. At June 30, 2009, the total market value of the fund’s securities on loan is $38,410,128 and the total market value of the collateral held by the fund is $39,733,430, consisting of cash collateral of $38,301,657 and U.S. Government and agency securities valued at $1,431,773.
b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	24.8	Utilities	7.3
Energy	16.9	Industrial	6.7
Money Market Investments	13.9	Telecommunications	3.1
Health Care	10.5	Materials	2.8
Consumer Staples	9.2	Exchange Traded Funds	1.3
Consumer Discretionary	8.7
Information Technology	7.7		112.9

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES June 30, 2009 (Unaudited)

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $38,410,128)—Note 1(c):
Unaffiliated issuers			349,795,322		316,350,129
Affiliated issuers			44,411,657		44,411,657
Receivable for investment securities sold					4,877,952
Dividends and interest receivable					437,128
Receivable for shares of Beneficial Interest subscribed					24,286
Prepaid expenses					13,281
					366,114,433
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					310,551
Cash overdraft due to Custodian					179,300
Liability for securities on loan—Note 1(c)					38,301,657
Payable for investment securities purchased					7,522,253
Payable for shares of Beneficial Interest redeemed					131,453
					46,445,214
Net Assets ($)					319,669,219
Composition of Net Assets ($):
Paid-in capital					445,877,986
Accumulated undistributed investment income—net					53,467
Accumulated net realized gain (loss) on investments					(92,817,041)
Accumulated net unrealized appreciation
(depreciation) on investments					(33,445,193)
Net Assets ($)					319,669,219

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Institutional
Net Assets ($)	286,057,398	3,414,794	7,394,084	685,598	22,117,345
Shares Outstanding	15,598,043	190,065	411,905	37,385	1,206,499
Net Asset Value
Per Share ($)	18.34	17.97	17.95	18.34	18.33

See notes to financial statements.

12

STATEMENT OF OPERATIONS Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $32,068 foreign taxes withheld at source):
Unaffiliated issuers	4,535,633
Affiliated issuers	2,366
Income from securities lending	42,936
Total Income	4,580,935
Expenses:
Management fee—Note 3(a)	1,342,723
Distribution and service fees—Note 3(b)	403,474
Trustees’ fees and expenses—Note 3(a)	12,540
Loan commitment fees—Note 2	656
Interest expense—Note 2	86
Total Expenses	1,759,479
Less—Trustees’ fees reimbursed
by the Manager—Note 3(a)	(12,540)
Net Expenses	1,746,939
Investment Income—Net	2,833,996
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(35,442,213)
Net unrealized appreciation (depreciation) on investments	26,483,648
Net Realized and Unrealized Gain (Loss) on Investments	(8,958,565)
Net (Decrease) in Net Assets Resulting from Operations	(6,124,569)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited) [a]	December 31, 2008
Operations ($):
Investment income—net	2,833,996	7,216,671
Net realized gain (loss) on investments	(35,442,213)	(55,363,409)
Net unrealized appreciation
(depreciation) on investments	26,483,648	(157,803,948)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,124,569)	(205,950,686)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,542,070)	(6,702,809)
Class B Shares	(22,349)	(93,674)
Class C Shares	(40,207)	(106,989)
Class I Shares	(7,138)	(20,206)
Class T Shares	—	(23,884)
Institutional Shares	(207,169)	(554,817)
Net realized gain on investments:
Class A Shares	—	(10,261)
Class B Shares	—	(393)
Class C Shares	—	(323)
Class I Shares	—	(27)
Class T Shares	—	(48)
Institutional Shares	—	(791)
Total Dividends	(2,818,933)	(7,514,222)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,698,446	21,187,961
Class B Shares	28,786	231,554
Class C Shares	273,572	1,180,466
Class I Shares	4,844	28,767
Class T Shares	4,900	79,816
Institutional Shares	125,125	1,476,417

14

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited) [a]	December 31, 2008
Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	2,181,141	5,744,738
Class B Shares	20,865	88,274
Class C Shares	34,893	91,237
Class I Shares	7,138	19,967
Class T Shares	—	23,483
Institutional Shares	201,875	541,804
Cost of shares redeemed:
Class A Shares	(17,803,922)	(61,389,288)
Class B Shares	(1,983,163)	(16,067,639)
Class C Shares	(1,037,947)	(4,063,553)
Class I Shares	(55,375)	(192,894)
Class T Shares	(1,037,083)	(554,116)
Institutional Shares	(1,353,957)	(4,249,615)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(12,689,862)	(55,822,621)
Total Increase (Decrease) in Net Assets	(21,633,364)	(269,287,529)
Net Assets ($):
Beginning of Period	341,302,583	610,590,112
End of Period	319,669,219	341,302,583
Undistributed investment income—net	53,467	38,404

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited) [a]	December 31, 2008
Capital Share Transactions:
Class Ab,c
Shares sold	452,778	812,842
Shares issued for dividends reinvested	130,740	252,379
Shares redeemed	(1,070,317)	(2,486,143)
Net Increase (Decrease) in Shares Outstanding	(486,799)	(1,420,922)
Class Bb
Shares sold	1,695	9,758
Shares issued for dividends reinvested	1,305	3,931
Shares redeemed	(121,456)	(615,755)
Net Increase (Decrease) in Shares Outstanding	(118,456)	(602,066)
Class C
Shares sold	16,527	54,315
Shares issued for dividends reinvested	2,171	4,220
Shares redeemed	(64,166)	(168,022)
Net Increase (Decrease) in Shares Outstanding	(45,468)	(109,487)
Class I
Shares sold	277	1,177
Shares issued for dividends reinvested	428	865
Shares redeemed	(3,192)	(8,900)
Net Increase (Decrease) in Shares Outstanding	(2,487)	(6,858)
Class Tc
Shares sold	291	3,196
Shares issued for dividends reinvested	—	1,028
Shares redeemed	(62,134)	22,499
Net Increase (Decrease) in Shares Outstanding	(61,843)	(18,275)
Institutional Shares
Shares sold	7,535	55,057
Shares issued for dividends reinvested	12,095	23,745
Shares redeemed	(84,305)	(170,281)
Net Increase (Decrease) in Shares Outstanding	(64,675)	(91,479)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended June 30, 2009, 48,629 Class B shares representing $822,084 were automatically converted to 47,608 Class A shares and during the period ended December 31, 2008, 356,742 Class B shares representing $9,460,479 were automatically converted to 349,259 Class A shares.
c	On the close of business on February 4, 2009, 61,363 Class T shares representing $1,023,527 were automatically converted to 61,326 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Class A Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	18.75	29.87	32.00	31.38	30.34	27.44
Investment Operations:
Investment income—net[a]	.16	.38	.45	.38	.30	.24
Net realized and unrealized
gain (loss) on investments	(.41)	(11.10)	.42	5.94	1.26	2.88
Total from Investment Operations	(.25)	(10.72)	.87	6.32	1.56	3.12
Distributions:
Dividends from
investment income—net	(.16)	(.40)	(.46)	(.37)	(.35)	(.22)
Dividends from net realized
gain on investments	—	(.00)[b]	(2.54)	(5.33)	(.17)	—
Total Distributions	(.16)	(.40)	(3.00)	(5.70)	(.52)	(.22)
Net asset value, end of period	18.34	18.75	29.87	32.00	31.38	30.34
Total Return (%)[c]	(1.23)[d]	(36.10)	2.75	21.00	5.18	11.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16[e]	1.16	1.16	1.15	1.15	1.15
Ratio of net expenses
to average net assets	1.15[e]	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income
to average net assets	1.90[e]	1.53	1.38	1.17	.99	.86
Portfolio Turnover Rate	35.22[d]	53.58	45.19	44.73	55.95	74.98
Net Assets, end of period
($ x 1,000)	286,057	301,524	522,906	548,601	556,017	634,007

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2009			Year Ended December 31,
Class B Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	18.36	29.26	31.40	30.87	29.83	27.02
Investment Operations:
Investment income—net[a]	.10	.17	.22	.13	.07	.02
Net realized and unrealized
gain (loss) on investments	(.39)	(10.85)	.39	5.85	1.26	2.85
Total from Investment Operations	(.29)	(10.68)	.61	5.98	1.33	2.87
Distributions:
Dividends from
investment income—net	(.10)	(.22)	(.21)	(.12)	(.12)	(.06)
Dividends from net realized
gain on investments	—	(.00)[b]	(2.54)	(5.33)	(.17)	—
Total Distributions	(.10)	(.22)	(2.75)	(5.45)	(.29)	(.06)
Net asset value, end of period	17.97	18.36	29.26	31.40	30.87	29.83
Total Return (%)[c]	(1.54)[d]	(36.62)	2.01	20.12	4.47	10.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91[e]	1.90	1.91	1.90	1.90	1.90
Ratio of net expenses
to average net assets	1.90[e]	1.90[f]	1.90	1.90	1.90	1.90
Ratio of net investment income
to average net assets	1.22[e]	.69	.70	.42	.24	.10
Portfolio Turnover Rate	35.22[d]	53.58	45.19	44.73	55.95	74.98
Net Assets, end of period
($ x 1,000)	3,415	5,665	26,646	55,112	64,239	78,154

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

Six Months Ended
June 30, 2009			Year Ended December 31,
Class C Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	18.35	29.24	31.38	30.85	29.83	27.02
Investment Operations:
Investment income—net[a]	.10	.19	.21	.14	.07	.02
Net realized and unrealized
gain (loss) on investments	(.40)	(10.86)	.40	5.84	1.24	2.85
Total from Investment Operations	(.30)	(10.67)	.61	5.98	1.31	2.87
Distributions:
Dividends from
investment income—net	(.10)	(.22)	(.21)	(.12)	(.12)	(.06)
Dividends from net realized
gain on investments	—	(.00)[b]	(2.54)	(5.33)	(.17)	—
Total Distributions	(.10)	(.22)	(2.75)	(5.45)	(.29)	(.06)
Net asset value, end of period	17.95	18.35	29.24	31.38	30.85	29.83
Total Return (%)[c]	(1.59)[d]	(36.59)	2.00	20.07	4.43	10.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91[e]	1.90	1.91	1.90	1.90	1.90
Ratio of net expenses
to average net assets	1.90[e]	1.90[f]	1.90	1.90	1.90	1.90
Ratio of net investment income
to average net assets	1.16[e]	.76	.65	.42	.24	.10
Portfolio Turnover Rate	35.22[d]	53.58	45.19	44.73	55.95	74.98
Net Assets, end of period
($ x 1,000)	7,394	8,391	16,572	20,919	20,564	21,958

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2009			Year Ended December 31,
Class I Shares	(Unaudited)	2008	2007[a]	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	18.74	29.85	31.98	31.36	30.33	27.43
Investment Operations:
Investment income—net[b]	.18	.45	.57	.46	.38	.31
Net realized and unrealized
gain (loss) on investments	(.40)	(11.10)	.39	5.95	1.25	2.88
Total from Investment Operations	(.22)	(10.65)	.96	6.41	1.63	3.19
Distributions:
Dividends from
investment income—net	(.18)	(.46)	(.55)	(.46)	(.43)	(.29)
Dividends from net realized
gain on investments	—	(.00)[c]	(2.54)	(5.33)	(.17)	—
Total Distributions	(.18)	(.46)	(3.09)	(5.79)	(.60)	(.29)
Net asset value, end of period	18.34	18.74	29.85	31.98	31.36	30.33
Total Return (%)	(1.05)[d]	(35.93)	3.04	21.26	5.45	11.69
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91[e]	.90	.91	.90	.90	.90
Ratio of net expenses
to average net assets	.90[e]	.90[f]	.90	.90	.90	.90
Ratio of net investment income
to average net assets	2.16[e]	1.74	1.63	1.42	1.25	1.09
Portfolio Turnover Rate	35.22[d]	53.58	45.19	44.73	55.95	74.98
Net Assets, end of period
($ x 1,000)	686	747	1,395	6,012	4,740	50,536

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

20

Six Months Ended
June 30, 2009			Year Ended December 31,
Institutional Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	18.74	29.85	31.98	31.36	30.32	27.42
Investment Operations:
Investment income—net[a]	.17	.41	.48	.42	.33	.27
Net realized and unrealized
gain (loss) on investments	(.41)	(11.09)	.43	5.94	1.26	2.88
Total from Investment Operations	(.24)	(10.68)	.91	6.36	1.59	3.15
Distributions:
Dividends from
investment income—net	(.17)	(.43)	(.50)	(.41)	(.38)	(.25)
Dividends from net realized
gain on investments	—	(.00)[b]	(2.54)	(5.33)	(.17)	—
Total Distributions	(.17)	(.43)	(3.04)	(5.74)	(.55)	(.25)
Net asset value, end of period	18.33	18.74	29.85	31.98	31.36	30.32
Total Return (%)	(1.18)[c]	(36.05)	2.89	21.11	5.33	11.53
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06[d]	1.06	1.06	1.05	1.05	1.05
Ratio of net expenses
to average net assets	1.05[d]	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income
to average net assets	2.01[d]	1.63	1.49	1.28	1.09	.96
Portfolio Turnover Rate	35.22[c]	53.58	45.19	44.73	55.95	74.98
Net Assets, end of period
($ x 1,000)	22,117	23,816	40,679	44,506	40,341	41,202

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus CoreValue Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel FundsTrust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering six series, including the fund.The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class I and Institutional shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are subject to a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I and Institutional shares are offered without a front-end sales charge or CDSC. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund as of April 4, 1994, and bear a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses

22

attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in ClassT of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

24

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic	304,098,543	—	—	304,098,543
Equity Securities—
Foreign	8,201,201	—	—	8,201,201
Mutual
Funds/ETFs	48,462,042			48,462,042
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2009, The Bank of New York Mellon earned $18,401 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared

26

and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $38,328,751 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal period ended December 31, 2008 was as follows: ordinary income $7,504,072 and long-term capital gains $10,150. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2009 was approximately $11,500 with a related weighted average annualized interest rate of 1.50%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, the Trust (collectively, the “Dreyfus/Laurel Funds”)

28

and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended June 30, 2009, the Distributor retained $2,753 and $7 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $3,111 and $253 from CDSCs on redemptions on the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares and Institutional shares may pay annually up to .25% and .15%, respectively, of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares and Institutional shares. Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of average daily net assets of Class T shares.The Distributor may pay one

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

or more agents in respect of advertising, marketing and other distribution services for Class T shares and determined the amounts, if any, to be paid to agents and the basis on which such payments were made. Class B, Class C and Class T shares are also subject to a Service Plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay and Class T shares paid the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended June 30, 2009, Class A, Class B, Class C, Class T and Institutional shares were charged $332,216, $15,022, $26,384, $15,530 and $260, respectively, pursuant to their respective Plans. During the period ended June 30, 2009, Class B, Class C and Class T shares were charged $5,007, $8,795 and $260, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $239,287, Rule 12b-1 distribution plan fees $69,006 and shareholder services plan fees $2,258.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2009, amounted to $105,588,441 and $117,523,442, respectively.

30

The fund adopted Statement of Financial Accounting Standards Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities”(“FAS 161”).FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended June 30, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

At June 30, 2009, accumulated net unrealized depreciation on investments was $33,445,193, consisting of $16,317,241 gross unrealized appreciation and $49,762,434 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

32

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load, large-cap value funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap value funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median for the three- and ten-year periods ended December 31, 2008, equal to the Performance Group median for the one- and four-year periods ended December 31, 2008 and below the Performance Group median for the two- and five-year periods ended December 31, 2008. The Board noted that the fund’s total return performance for the one, two-, three-, four-, five- and ten-year periods ended December 31, 2008 was above the Performance Universe medians.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund was the only fund in the Expense Group with a “unitary fee” structure.The Board members also noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s expense ratio was below the Expense Group and Expense Universe medians.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager noted that there were no other funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager reviewed with the Board members the fees paid to the Manager by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant cir-

34

cumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

36

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
42	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus High Yield Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this semiannual report for Dreyfus High Yield Fund, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that dominated the financial markets at the start of 2009 appear to have moderated as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow. After reaching multi-year lows early in the year, higher-yielding segments of the bond market staged an impressive rally, while U.S.Treasury securities gave back some of their 2008 gains. While the U.S. economy remains weak overall, we have seen encouraging evidence of potential recovery, including a recovering housing market and improvements within certain manufacturing sectors. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the corporate bond market’s 2009 rebound. Indeed, the market’s advance was fueled more by investors’ renewed appetites for risk than improving business fundamen-tals.We would prefer to see a steadier rise in asset prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the market lower. In uncertain markets such as this one, even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation July 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by Karen Bater, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, Dreyfus High Yield Fund’s Class A shares produced a total return of 20.33%, Class B shares returned 20.07%, Class C shares returned 19.91% and Class I shares returned 20.68%.1 In comparison, the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 29.88% over the same period.2

A financial crisis and economic slowdown produced heightened market volatility early in 2009, but stabilizing credit markets and expectations of economic recovery subsequently sparked a sustained rally. The fund produced lower returns than its benchmark, as the fund’s higher-quality bias prevented it from participating more fully in a rebound led by lower-rated bonds.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. The average effective maturity of the fund is limited to a maximum of 5.5 years.

At least 80% of the fund’s assets are invested in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by Dreyfus. Individual issues are selected based on careful credit analysis.We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer’s ability to repay its debt.

Renewed Optimism Fueled a Market Rally

2009 began amid a severe recession and a global banking crisis that had been exacerbated by forced deleveraging among institutional investors, resulting in steep declines for high yield corporate bonds. In contrast, U.S.Treasury securities had rallied strongly, causing their yields to fall to unprecedented low levels.The Federal Reserve Board (the “Fed”) and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

the U.S. government responded aggressively to the economic and financial crises. Government officials rescued a number of struggling corporations deemed “too big to fail” in 2008, and Congress followed up with the $787 billion American Recovery and Reinvestment Act of 2009.The Fed injected massive amounts of liquidity into the banking system through unprecedented programs such as the Term Asset-Backed Securities Loan Facility (TALF). In addition, just weeks before the start of the reporting period, the Fed completed a series of dramatic interest-rate reductions by cutting its target for the overnight federal funds rate to an all-time low of 0% to 0.25%.

As it became clearer in March 2009 that these remedial measures had helped to avert a collapse of the U.S. banking system, market sentiment began to improve. Investors became more tolerant of risks, capitalizing on attractive valuations among high yield bonds that had been severely beaten down during the credit crisis.Therefore, gains during the rally were stronger among lower-quality bonds. Conversely, U.S. Treasury securities gave back some of their earlier gains, causing yield differences between high yield bonds and U.S.Treasuries to moderate.

Defensive Posture Dampened Fund Returns

Although a focus on traditionally defensive market sectors had sheltered the fund from the full brunt of declines during the bear market, it also limited the fund’s participation in the rally.We generally had de-emphasized the more economically sensitive market sectors, including the financials, building products, retail, leisure, energy, metals-and-mining and media industries. Instead, we favored companies with positive cash flows and a degree of asset protection in the traditionally defensive health care, cable television, utilities and telecommunications industry groups.

For example, the fund achieved strong relative performance through the bonds of cable operator Charter Communications, which rallied to a premium over their face value. Among media companies, we found a number of opportunities at the bottom of the market that resulted in a shift from a mildly underweighted position in the industry group to a slightly overweighted stance. The fund also benefited from strong security selections in the technology sector, where transaction processors Ceridian and Sungard fared well.A number of issuers in the paper-and-packaging segment also contributed positively to the fund’s relative performance.

Disappointments during the reporting period included the services and consumer products sectors, where the fund’s holdings lagged as the benchmark’s lower-quality holdings in those sectors fared better. In the aerospace industry, Hawker Beechcraft weighed on results.The publishing-and-printing sector was the only area to produce negative absolute returns for the fund during the reporting period, due primarily to the bankruptcy ofYellow Pages publisher RH Donnelley.

Staying Cautious in a Volatile Market

As investors’ risk aversion subsided and high yield market conditions improved, we increased the fund’s exposure to higher yielding bonds from issuers such as electric utility Energy Future Holdings, hospitals operator HCA, medical instruments provider Biomet and telecommunications company Intelsat Jackson Holdings. Still, we have remained relatively cautious as default rates have not yet peaked, potentially fueling market volatility over the intermediate term.Therefore, as of the reporting period’s end, we have maintained a broadly diversified portfolio, and our security selection process has favored moderately levered, well capitalized issuers.

July 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided for Class I shares reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s Class I return would have been lower.
2	SOURCE: BLOOMBERG — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. HighYield Master II Constrained Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.The index does not reflect fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus High Yield Fund from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2009
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 5.19	$ 7.91	$ 9.27	$ 3.83
Ending value (after expenses)	$1,203.30	$1,200.70	$1,199.10	$1,206.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2009
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 4.76	$ 7.25	$ 8.50	$ 3.51
Ending value (after expenses)	$1,020.08	$1,017.60	$1,016.36	$1,021.32

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.45% for Class B, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2009 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—96.9%	Rate (%)	Date	Amount ($)		Value ($)
Aerospace—1.0%
Bombardier,
Sr. Unscd. Notes	6.30	5/1/14	1,750,000	[a]	1,540,000
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	4,015,000	[a]	3,799,194
Esterline Technologies,
Gtd. Notes	6.63	3/1/17	1,375,000		1,263,281
MOOG,
Sr. Sub. Notes	7.25	6/15/18	1,000,000		940,000
					7,542,475
Automotive—3.5%
Ford Motor Credit,
Sr. Unscd. Notes	7.38	10/28/09	2,000,000		1,983,008
Ford Motor Credit,
Sr. Unscd. Notes	7.38	2/1/11	11,885,000		10,762,985
Ford Motor Credit,
Sr. Unscd. Notes	8.63	11/1/10	1,135,000		1,067,133
Ford Motor Credit,
Sr. Unscd. Notes	9.75	9/15/10	5,320,000	[b]	5,097,385
Goodyear Tire & Rubber,
Gtd. Notes	8.63	12/1/11	2,533,000	[c]	2,507,670
Goodyear Tire & Rubber,
Gtd. Notes	9.00	7/1/15	847,000	[c]	842,765
Goodyear Tire & Rubber,
Sr. Unscd. Notes	10.50	5/15/16	4,115,000		4,176,725
United Components,
Gtd. Notes	9.38	6/15/13	1,268,000		811,520
					27,249,191
Cable/Satellite TV—11.3%
Cablevision Systems,
Sr. Unscd. Notes, Ser. B	8.00	4/15/12	11,952,000	[b]	11,892,240
CCH I,
Sr. Scd. Notes	11.00	10/1/15	1,960,000	[d]	245,000
CCH II,
Sr. Unscd. Notes	10.25	9/15/10	23,785,000	[d]	25,212,100
CCH II,
Gtd. Notes	10.25	10/1/13	2,055,000	[c,d]	2,168,025
Charter Communications,
Scd. Notes	10.38	4/30/14	3,815,000	[a,c,d]	3,671,938

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Cable/Satellite TV (continued)
CSC Holdings,
Sr. Unscd. Notes	7.63	7/15/18	1,080,000		1,005,750
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	1,630,000	[a,c]	1,623,887
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	1,895,000	[a]	1,852,362
DirecTV Holdings/Financing,
Gtd. Notes	7.63	5/15/16	2,175,000		2,126,062
DirecTV Holdings/Financing,
Gtd. Notes	8.38	3/15/13	1,000,000		1,007,500
Dish DBS,
Gtd. Notes	6.63	10/1/14	2,895,000		2,677,875
Dish DBS,
Gtd. Notes	7.13	2/1/16	11,717,000	[c]	10,984,687
Kabel Deutschland,
Scd. Notes	10.63	7/1/14	3,470,000		3,595,787
Mediacom Broadband,
Sr. Unscd. Notes	8.50	10/15/15	2,425,000		2,194,625
Mediacom,
Sr. Unscd. Notes	9.50	1/15/13	15,007,000	[c]	14,369,202
Videotron Ltee,
Gtd. Notes	9.13	4/15/18	1,150,000		1,174,438
Videotron Ltee,
Gtd. Notes	9.13	4/15/18	1,425,000	[a]	1,455,281
					87,256,759
Capital Goods—1.7%
Belden,
Gtd. Notes	7.00	3/15/17	750,000		667,500
General Cable,
Gtd. Notes	7.13	4/1/17	1,890,000	[c]	1,724,625
Leucadia National,
Sr. Unscd. Notes	7.00	8/15/13	130,000		120,250
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	3,055,000		2,497,462
RBS Global & Rexnord,
Gtd. Notes	9.50	8/1/14	2,670,000		2,296,200

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Capital Goods (continued)
Terex,
Gtd. Notes	7.38	1/15/14	6,720,000		6,182,400
					13,488,437
Chemicals—1.5%
Airgas,
Gtd. Notes	6.25	7/15/14	750,000	[c]	710,625
Huntsman International,
Gtd. Notes	7.88	11/15/14	915,000		729,712
Huntsman,
Scd. Notes	11.63	10/15/10	3,730,000		3,832,575
Invista,
Sr. Unscd. Notes	9.25	5/1/12	3,710,000	[a]	3,515,225
Koppers,
Sr. Scd. Notes	9.88	10/15/13	320,000		316,800
Nalco,
Gtd. Notes	7.75	11/15/11	236,000		237,180
Nalco,
Gtd. Notes	8.88	11/15/13	1,080,000	[c]	1,107,000
Reichhold Industries,
Sr. Notes	9.00	8/15/14	825,000	[a]	292,875
Rockwood Specialties Group,
Gtd. Notes	7.50	11/15/14	550,000	[b,c]	519,750
					11,261,742
Commercial Mortgage
Pass-Through Ctfs.—1.3%
Crown Castle Towers,
Ser. 2005-A1, Cl. B	4.88	6/15/35	505,000	[a]	489,850
Crown Castle Towers,
Ser. 2006-1A, Cl. B	5.36	11/15/36	4,075,000	[a]	3,993,500
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	2,476,000	[a]	2,401,720
Crown Castle Towers,
Ser. 2006-1A, Cl. G	6.80	11/15/36	499,000	[a]	489,020
SBA CMBS Trust,
Ser. 2006-1A, Cl. B	5.45	11/15/36	2,190,000	[a]	1,992,900

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
SBA CMBS Trust,
Ser. 2005-1A, Cl. E	6.71	11/15/35	755,000	[a]	702,150
					10,069,140
Consumer Products—.1%
Chattem,
Gtd. Notes	7.00	3/1/14	636,000		610,560
Containers—3.3%
Aep Industries,
Sr. Unscd. Notes	7.88	3/15/13	4,335,000		3,939,431
Bway,
Sr. Sub. Notes	10.00	4/15/14	6,510,000	[a]	6,526,275
Crown Americas,
Sr. Unscd. Notes	7.63	5/15/17	4,005,000	[a]	3,884,850
Plastipak Holdings,
Sr. Notes	8.50	12/15/15	7,600,000	[a]	6,849,500
Silgan Holdings,
Sr. Sub. Notes	6.75	11/15/13	1,120,000	[c]	1,078,000
Solo Cup,
Sr. Scd. Notes	10.50	11/1/13	3,545,000	[a]	3,571,587
					25,849,643
Energy—9.2%
Amerigas Partners,
Sr. Unscd. Notes	7.25	5/20/15	4,665,000		4,396,762
Bristow Group,
Gtd. Notes	6.13	6/15/13	500,000		455,000
Bristow Group,
Gtd. Notes	7.50	9/15/17	1,555,000		1,418,937
Chesapeake Energy,
Gtd. Notes	7.00	8/15/14	2,315,000		2,152,950
Chesapeake Energy,
Gtd. Notes	7.25	12/15/18	855,000		748,125
Chesapeake Energy,
Gtd. Notes	7.50	9/15/13	4,000,000	[c]	3,850,000
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	3,750,000		3,571,875
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	6,775,000		6,859,687

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Cie Gen Geophysique,
Sr. Notes	9.50	5/15/16	3,760,000	[a]	3,769,400
Cimarex Energy,
Gtd. Notes	7.13	5/1/17	2,355,000		2,084,175
El Paso Natural Gas,
Sr. Unscd. Bonds	8.38	6/15/32	795,000	[b]	868,722
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	2,060,000		1,886,453
El Paso,
Sr. Unscd. Notes	7.25	6/1/18	2,000,000		1,856,570
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	5,517,000		5,392,867
El Paso,
Sr. Unscd. Notes	12.00	12/12/13	595,000		657,475
Ferrellgas,
Sr. Unscd. Notes	6.75	5/1/14	1,365,000		1,187,550
Forest Oil,
Gtd. Notes	7.25	6/15/19	320,000		288,000
Forest Oil,
Sr. Notes	8.50	2/15/14	3,350,000	[a]	3,308,125
MarkWest Energy Partners
Gtd. Notes, Ser. B	8.75	4/15/18	1,600,000		1,392,000
Newfield Exploration,
Sr. Sub. Notes	6.63	4/15/16	2,390,000		2,168,925
Newfield Exploration,
Sr. Sub. Notes	7.13	5/15/18	1,275,000		1,165,031
PetroHawk Energy,
Gtd. Notes	9.13	7/15/13	6,520,000		6,520,000
Petrohawk Energy,
Sr. Notes	10.50	8/1/14	2,180,000	[a]	2,239,950
Range Resources,
Gtd. Notes	7.25	5/1/18	3,530,000		3,318,200
Range Resources,
Gtd. Notes	7.50	10/1/17	955,000		912,025
Sabine Pass LNG,
Sr. Scd. Notes	7.25	11/30/13	530,000		451,825
Sabine Pass LNG,
Sr. Scd. Notes	7.50	11/30/16	1,680,000		1,365,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
SouthWestern Energy,
Sr. Notes	7.50	2/1/18	455,000	[a]	439,075
Tennessee Gas Pipeline,
Sr. Notes	8.00	2/1/16	530,000		557,825
Whiting Petroleum,
Gtd. Notes	7.25	5/1/13	4,060,000		3,867,150
Williams Cos.,
Sr. Unscd. Notes	7.88	9/1/21	1,170,000		1,154,673
Williams Partners,
Sr. Unscd. Notes	7.25	2/1/17	790,000		721,889
					71,026,241
Finance—2.1%
GMAC,
Gtd. Notes	6.88	9/15/11	15,460,000	[a]	13,682,100
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	1,820,000	[a]	1,349,075
Ipayment,
Gtd. Notes	9.75	5/15/14	2,270,000		1,237,150
					16,268,325
Food, Beverage & Tobacco—.9%
Constellation Brands,
Gtd. Notes	7.25	5/15/17	1,500,000		1,395,000
Dean Foods,
Gtd. Notes	7.00	6/1/16	2,809,000	[c]	2,577,257
Del Monte,
Gtd. Notes	8.63	12/15/12	2,636,000	[b]	2,682,130
					6,654,387
Gaming—4.6%
Ameristar Casinos,
Sr. Unscd. Notes	9.25	6/1/14	3,395,000	[a]	3,479,875
Boyd Gaming,
Sr. Sub. Notes	6.75	4/15/14	1,425,000		1,161,375
Boyd Gaming,
Sr. Sub. Notes	7.13	2/1/16	3,715,000	[c]	2,772,319
Boyd Gaming,
Sr. Sub. Notes	7.75	12/15/12	1,235,000	[c]	1,154,725
Isle of Capri Casinos,
Gtd. Notes	7.00	3/1/14	4,262,000	[c]	3,452,220

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Gaming (continued)
MGM Mirage,
Gtd. Notes	8.38	2/1/11	7,750,000	[c]	6,238,750
MGM Mirage,
Sr. Scd. Notes	10.38	5/15/14	670,000	[a]	698,475
MGM Mirage,
Sr. Scd. Notes	11.13	11/15/17	2,780,000	[a,c]	2,960,700
Penn National Gaming,
Sr. Sub. Notes	6.75	3/1/15	250,000		228,750
Pinnacle Entertainment,
Gtd. Notes	8.25	3/15/12	300,000	[c]	300,000
Pinnacle Entertainment,
Gtd. Notes	8.75	10/1/13	1,410,000	[c]	1,424,100
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	4,788,000	[a]	4,716,180
Scientific Games International,
Notes	9.25	6/15/19	3,705,000	[a]	3,723,525
Seneca Gaming,
Sr. Unscd. Notes, Ser. B	7.25	5/1/12	2,395,000		2,083,650
Shingle Springs Tribal Group,
Sr. Notes	9.38	6/15/15	1,220,000	[a]	738,100
					35,132,744
Health Care—12.4%
Bausch & Lomb,
Sr. Unscd. Notes	9.88	11/1/15	19,360,000	[c]	18,585,600
Biomet,
Gtd. Notes	11.63	10/15/17	30,930,000		30,466,050
Community Health Systems,
Gtd. Notes	8.88	7/15/15	8,110,000		7,988,350
Hanger Orthopedic Group,
Gtd. Notes	10.25	6/1/14	905,000		938,937
HCA,
Sr. Unscd. Notes	6.30	10/1/12	12,305,000		11,351,362
HCA,
Sr. Unscd. Notes	6.50	2/15/16	5,045,000		4,099,063
HCA,
Sr. Unscd. Notes	6.75	7/15/13	500,000		442,500
HCA,
Sr. Unscd. Notes	6.95	5/1/12	899,000		845,060

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
HCA,
Sr. Unscd. Notes	7.88	2/1/11	3,050,000	[c]	3,015,688
HCA,
Sr. Unscd. Notes	8.75	9/1/10	4,265,000		4,296,988
HCA,
Sr. Scd. Notes	9.25	11/15/16	6,450,000		6,369,375
Inverness Medical Innovations,
Sr. Sub. Notes	9.00	5/15/16	5,940,000	[c]	5,761,800
Omega Healthcare Investors,
Gtd. Notes	7.00	1/15/16	765,000		692,325
Universal Hospital Services,
Sr. Scd. Notes	8.50	6/1/15	835,000		791,162
					95,644,260
Leisure—.8%
Cinemark USA,
Gtd. Notes	8.63	6/15/19	4,945,000	[a,c]	4,907,913
Host Hotels & Resorts,
Gtd. Notes, Ser. Q	6.75	6/1/16	625,000	[c]	545,312
Host Hotels & Resorts,
Gtd. Notes, Ser. M	7.00	8/15/12	1,025,000	[c]	994,250
					6,447,475
Media—3.9%
Allbritton Communications,
Sr. Sub. Notes	7.75	12/15/12	10,070,000		7,829,425
Lamar Media,
Gtd. Notes, Ser. C	6.63	8/15/15	500,000		425,000
Lamar Media,
Gtd. Notes, Ser. B	6.63	8/15/15	1,179,000		1,002,150
Lamar Media,
Gtd. Notes	6.63	8/15/15	6,665,000	[c]	5,865,200
Lamar Media,
Gtd. Notes	7.25	1/1/13	110,000	[c]	105,187
LBI Media,
Sr. Sub. Notes	8.50	8/1/17	2,040,000	[a]	1,083,750
LIN Television,
Gtd. Notes	6.50	5/15/13	1,765,000	[c]	1,279,625
LIN Television,
Gtd. Notes, Ser. B	6.50	5/15/13	2,770,000		1,869,750

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
Nexstar Broadcasting,
Gtd. Notes	7.00	1/15/14	101,000		37,623
Nexstar Broadcasting,
Gtd. Notes	7.00	1/15/14	306,247	[a,c]	88,812
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	3,275,000		2,984,344
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	7,595,000	[c]	6,920,944
Sinclair Broadcast Group,
Gtd. Notes	8.00	3/15/12	962,000		646,945
					30,138,755
Metals Mining—3.8%
Arch Western Finance,
Sr. Scd. Notes	6.75	7/1/13	3,650,000	[b]	3,348,875
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.25	4/1/15	6,464,000		6,536,009
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	7,750,000		7,819,115
Peabody Energy,
Gtd. Notes, Ser. B	6.88	3/15/13	805,000		800,975
Steel Dynamics,
Gtd. Notes	7.38	11/1/12	690,000		657,225
Steel Dynamics,
Sr. Unscd. Notes	8.25	4/15/16	3,445,000	[a,b]	3,264,138
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	670,000	[a]	702,687
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	5,970,000	[a]	6,427,636
					29,556,660
Paper—1.4%
Abitibi-Consol of Canada,
Sr. Scd. Notes	13.75	4/1/11	3,000,000	[a,d]	2,775,000
NewPage,
Sr. Scd. Notes	10.00	5/1/12	490,000		237,650
NewPage,
Gtd. Notes	12.00	5/1/13	3,944,000		1,124,040
Norampac,
Gtd. Notes	6.75	6/1/13	2,380,000	[c]	2,046,800

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Paper (continued)
Smurfit Kappa Funding,
Sr. Sub. Notes	7.75	4/1/15	1,626,000	[c]	1,264,215
Verso Paper Holdings,
Sr. Scd. Notes, Ser. B	4.78	8/1/14	755,000	[b]	358,625
Verso Paper Holdings,
Gtd. Notes, Ser. B	11.38	8/1/16	5,085,000		1,449,225
Verso Paper Holdings,
Sr. Notes	11.50	7/1/14	1,875,000	[a,c]	1,725,000
					10,980,555
Publishing/Printing—.1%
Dex Media West/Finance,
Sr. Unscd. Notes, Ser. B	8.50	8/15/10	520,000	[d]	377,000
Dex Media West/Finance,
Sr. Sub. Notes, Ser. B	9.88	8/15/13	3,699,000	[d]	573,345
					950,345
Retail—.2%
Levi Strauss & Co.,
Sr. Unscd. Notes	9.75	1/15/15	1,755,000		1,733,062
Retail-Food & Drug—2.6%
Rite Aid,
Sr. Scd. Notes	10.38	7/15/16	8,680,000	[c]	7,855,400
Stater Brothers Holdings,
Gtd. Notes	7.75	4/15/15	3,850,000		3,715,250
Stater Brothers Holdings,
Gtd. Notes	8.13	6/15/12	3,078,000		3,047,220
SUPERVALU,
Sr. Unscd. Bonds	7.50	11/15/14	1,200,000		1,158,000
SUPERVALU,
Sr. Unscd. Notes	8.00	5/1/16	4,270,000		4,163,250
					19,939,120
Services—2.9%
Aramark,
Gtd. Notes	8.50	2/1/15	3,250,000	[c]	3,168,750
Casella Waste Systems,
Gtd. Notes	9.75	2/1/13	2,000,000		1,810,000
Education Management,
Gtd. Notes	8.75	6/1/14	2,738,000		2,669,550

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Services (continued)
Education Management,
Gtd. Notes	10.25	6/1/16	10,395,000	[c]	10,213,088
FTI Consulting,
Gtd. Notes	7.75	10/1/16	1,250,000		1,200,000
Iron Mountain,
Gtd. Notes	7.75	1/15/15	1,000,000		965,000
Iron Mountain,
Gtd. Notes	8.63	4/1/13	500,000		501,250
Waste Services,
Sr. Sub. Notes	9.50	4/15/14	1,000,000	[c]	947,500
WCA Waste,
Gtd. Notes	9.25	6/15/14	825,000		752,813
					22,227,951
Technology—6.3%
Amkor Technologies,
Sr. Notes	9.25	6/1/16	2,055,000	[c]	1,913,719
Ceridian,
Sr. Unscd. Notes	11.25	11/15/15	15,770,000	[b]	13,266,512
Ceridian,
Gtd. Notes	12.25	11/15/15	8,466,000	[c]	6,148,433
First Data,
Gtd. Notes	9.88	9/24/15	6,365,000	[c]	4,550,975
L-1 Identity Solutions I,
Sr. Unscd. Notes	3.75	5/15/27	650,000		516,750
Sungard Data Systems,
Gtd. Notes	9.13	8/15/13	1,500,000		1,425,000
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	21,137,000		19,630,989
Sungard Data Systems,
Gtd. Notes	10.63	5/15/15	500,000	[a,c]	492,500
Verifone Holdings,
Sr. Unscd. Notes	1.38	6/15/12	750,000	[a]	550,313
					48,495,191
Telecommunications—12.7%
Centennial Cellular Operating,
Gtd. Notes	10.13	6/15/13	2,525,000		2,616,531

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Centennial Communications,
Sr. Unscd. Notes	8.13	2/1/14	1,665,000	[b]	1,710,788
Centennial Communications,
Sr. Unscd. Notes	10.00	1/1/13	4,979,000	[c]	5,277,740
Crown Castle International,
Sr. Unscd. Notes	9.00	1/15/15	5,005,000	[c]	5,117,613
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	13,845,000	[a]	11,560,575
Digicel Group,
Sr. Unscd. Notes	9.13	1/15/15	1,712,000	[a,c]	1,429,520
Digicel Group,
Sr. Unscd. Notes	12.00	4/1/14	1,700,000	[a]	1,691,500
Frontier Communications,
Sr. Unscd. Notes	6.25	1/15/13	1,240,000		1,147,000
Frontier Communications,
Sr. Unscd. Notes	6.63	3/15/15	1,200,000		1,062,000
Frontier Communications,
Sr. Unscd. Notes	8.25	5/1/14	535,000		508,250
Hughes Network Systems,
Gtd. Notes	9.50	4/15/14	2,500,000		2,450,000
Inmarsat Finance II,
Sr. Scd. Notes	10.38	11/15/12	5,630,000	[b]	5,855,200
Inmarsat Finance,
Sr. Scd. Notes	7.63	6/30/12	769,000		753,620
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	14,295,000	[c]	14,652,375
Intelsat,
Sr. Unscd. Notes	6.50	11/1/13	5,135,000	[c]	4,185,025
Intelsat,
Sr. Unscd. Notes	7.63	4/15/12	16,345,000	[c]	14,628,775
Nordic Telephone Holdings,
Sr. Scd. Bonds	8.88	5/1/16	4,445,000	[a]	4,311,650
Qwest Capital Funding,
Gtd. Notes	7.25	2/15/11	1,050,000		1,023,750
Qwest Communications
International,
Gtd. Notes	7.25	2/15/11	1,775,000	[b]	1,730,625

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Qwest,
Bank Note, Ser. B	6.95	6/30/10	375,000	[b]	374,531
Qwest,
Bank Note, Ser. B	6.95	6/30/10	477,000	[b]	476,404
Qwest,
Sr. Unscd. Notes	7.50	10/1/14	650,000	[c]	623,188
Qwest,
Sr. Unscd. Notes	8.38	5/1/16	1,030,000	[a]	999,100
Qwest,
Sr. Unscd. Notes	8.88	3/15/12	500,000	[b]	506,250
Sprint Capital,
Gtd. Notes	6.88	11/15/28	2,440,000		1,744,600
Telesat Canada,
Sr. Unscd. Notes	11.00	11/1/15	3,900,000	[a]	4,017,000
Telesat Canada,
Sr. Sub. Notes	12.50	11/1/17	1,280,000	[a]	1,267,200
Wind Acquisition Finance,
Sr. Scd. Bonds	10.75	12/1/15	1,100,000	[a]	1,105,500
Windstream,
Gtd. Notes	7.00	3/15/19	2,000,000		1,750,000
Windstream,
Gtd. Notes	8.13	8/1/13	1,919,000		1,866,228
Windstream,
Gtd. Notes	8.63	8/1/16	1,734,000		1,668,975
					98,111,513
Utilities—9.3%
AES,
Sr. Unscd. Notes	7.75	10/15/15	4,000,000		3,740,000
AES,
Sr. Unscd. Notes	8.00	10/15/17	3,325,000	[c]	3,108,875
AES,
Sr. Scd. Notes	8.75	5/15/13	597,000	[a]	608,940
Dynegy Holdings,
Sr. Unscd. Notes	6.88	4/1/11	1,000,000	[c]	967,500
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	3,435,000	[c]	2,928,338

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Utilities (continued)
Dynegy Holdings,
Sr. Unscd. Notes	8.75	2/15/12	270,000	[c]	263,250
Edison Mission Energy,
Sr. Unscd. Notes	7.50	6/15/13	4,741,000	[c]	4,266,900
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	27,040,000	[b,c]	19,874,400
FPL Energy National Wind,
Sr. Scd. Bonds	6.13	3/25/19	285,836	[a]	278,413
Ipalco Enterprises,
Sr. Scd. Notes	7.25	4/1/16	2,400,000	[a]	2,304,000
Midwest Generation,
Pass Thru Certificates, Ser. A	8.30	7/2/09	36,510		36,327
Midwest Generation,
Pass Thru Certificates, Ser. B	8.56	1/2/16	1,152,024		1,128,984
Mirant Americas Generation,
Sr. Unscd. Notes	8.30	5/1/11	1,625,000		1,629,063
Mirant Mid Atlantic Trust,
Pass Thru Certificates, Ser. B	9.13	6/30/17	715,622		710,255
Mirant North America,
Gtd. Notes	7.38	12/31/13	8,245,000		7,956,425
NRG Energy,
Gtd. Notes	7.25	2/1/14	1,050,000		1,021,125
NRG Energy,
Gtd. Notes	7.38	2/1/16	2,500,000		2,371,875
NRG Energy,
Gtd. Notes	7.38	1/15/17	10,765,000		10,172,925
NSG Holdings,
Sr. Scd. Notes	7.75	12/15/25	1,000,000	[a]	805,000
NV Energy,
Sr. Unscd. Notes	8.63	3/15/14	3,200,000		3,168,019
Orion Power Holdings,
Sr. Unscd. Notes	12.00	5/1/10	861,000		895,440
RRI Energy
Sr. Unscd. Notes	7.63	6/15/14	3,495,000	[c]	3,215,400
Texas Competitive Electric
Holdings, Gtd. Notes, Ser. A	10.25	11/1/15	750,000	[b,c]	470,625
					71,922,079
Total Bonds and Notes
(cost $760,804,821)					748,556,610

Preferred Stocks—.0%	Shares	Value ($)
Media
Spanish Broadcasting System,
Ser. B, Cum. $107.5
(cost $1,598,517)	1,523	15,225

Other Investment—.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,262,000)	5,262,000 [f]	5,262,000

Investment of Cash Collateral
for Securities Loaned—15.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $118,332,117)	118,332,117 [f]	118,332,117
Total Investments (cost $885,997,455)	112.9%	872,165,952
Liabilities, Less Cash and Receivables	(12.9%)	(99,326,843)
Net Assets	100.0%	772,839,109

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, these securities amounted to $142,152,841 or 18.4% of net assets.
b	Variable rate security—interest rate subject to periodic change.
c	All or a portion of these securities are on loan. At June 30, 2009, the total market value of the fund’s securities on loan is $113,086,091 and the total market value of the collateral held by the fund is $118,410,055, consisting of $118,332,117 of cash collateral and U.S. Government and agency securities valued at $77,938.
d	Non-income producing—security in default.
e	Non-income producing security.
f	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	95.6	Preferred Stocks	.0
Money Market Investments	16.0
Asset/Mortgage-Backed	1.3		112.9

† Based on net assets.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES June 30, 2009 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $113,086,091)—Note 1(c):
Unaffiliated issuers			762,403,338	748,571,835
Affiliated issuers			123,594,117	123,594,117
Cash denominated in foreign currencies			46	49
Receivable for investment securities sold				17,285,715
Dividends and interest receivable				15,887,106
Receivable for shares of Beneficial Interest subscribed				2,239,552
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				974
Prepaid expenses				662,894
				908,242,242
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				627,487
Cash overdraft due to Custodian				1,880,427
Liability for securities on loan—Note 1(c)				118,332,117
Payable for investment securities purchased				12,124,670
Payable for shares of Beneficial Interest redeemed				2,438,432
				135,403,133
Net Assets ($)				772,839,109
Composition of Net Assets ($):
Paid-in capital				1,251,666,113
Accumulated distributions in excess of investment income—net				(2,229,270)
Accumulated net realized gain (loss) on investments				(462,762,459)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				(13,835,275)
Net Assets ($)				772,839,109

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	344,607,552	33,072,325	106,068,305	289,090,927
Shares Outstanding	59,193,532	5,678,257	18,215,017	49,621,462
Net Asset Value
Per Share ($)	5.82	5.82	5.82	5.83

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Interest	29,627,649
Income from securities lending	225,220
Dividends:
Unaffiliated issuers	40,917
Affiliated issuers	39,815
Total Income	29,933,601
Expenses:
Management fee—Note 3(a)	2,242,441
Distribution and service fees—Note 3(b)	911,371
Trustees’ fees—Note 3(a)	30,320
Total Expenses	3,184,132
Less—Trustees’ fees reimbursed
by the Manager—Note 3(a)	(30,320)
Net Expenses	3,153,812
Investment Income—Net	26,779,789
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	(23,704,928)
Net realized gain (loss) on forward foreign
currency exchange contracts	(153,399)
Net Realized Gain (Loss)	(23,858,327)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	108,287,480
Net Realized and Unrealized Gain (Loss) on Investments	84,429,153
Net Increase in Net Assets Resulting from Operations	111,208,942

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	26,779,789	24,014,801
Net realized gain (loss) on investments	(23,858,327)	(29,481,690)
Net unrealized appreciation
(depreciation) on investments	108,287,480	(85,582,367)
Net Increase (Decrease) in Net Assets
Resulting from Operations	111,208,942	(91,049,256)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(12,515,738)	(12,726,571)
Class B Shares	(1,634,564)	(2,203,947)
Class C Shares	(3,573,707)	(3,540,372)
Class I Shares	(11,391,665)	(7,462,886)
Total Dividends	(29,115,674)	(25,933,776)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	219,273,930	30,411,713
Class B Shares	814,675	409,187
Class C Shares	29,718,027	5,598,901
Class I Shares	101,542,188	80,848,983
Net assets received in connection
with reorganization—Note 1	129,672,713	165,591,271
Dividends reinvested:
Class A Shares	9,034,063	7,191,210
Class B Shares	1,004,499	1,238,169
Class C Shares	1,860,671	1,464,954
Class I Shares	2,145,973	1,882,311
Cost of shares redeemed:
Class A Shares	(94,628,463)	(44,066,236)
Class B Shares	(16,523,685)	(16,317,514)
Class C Shares	(8,180,654)	(12,729,359)
Class I Shares	(40,035,760)	(29,499,583)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	335,698,177	192,024,007
Total Increase (Decrease) in Net Assets	417,791,445	75,040,975
Net Assets ($):
Beginning of Period	355,047,664	280,006,689
End of Period	772,839,109	355,047,664
Undistributed (distributions in excess of)
investment income—net	(2,229,270)	106,615

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Capital Share Transactions:
Class Aa
Shares sold	40,205,237	5,014,437
Shares issued in connection
with reorganization—Note 1	10,690,947	—
Shares issued for dividends reinvested	1,621,167	1,179,978
Shares redeemed	(16,958,753)	(7,044,007)
Net Increase (Decrease) in Shares Outstanding	35,558,598	(849,592)
Class Ba
Shares sold	147,775	69,136
Shares issued in connection
with reorganization—Note 1	4,883,654	—
Shares issued for dividends reinvested	181,896	200,148
Shares redeemed	(3,004,919)	(2,557,751)
Net Increase (Decrease) in Shares Outstanding	2,208,406	(2,288,467)
Class C
Shares sold	5,386,231	963,301
Shares issued in connection
with reorganization—Note 1	7,195,044	—
Shares issued for dividends reinvested	334,713	239,274
Shares redeemed	(1,487,789)	(2,106,684)
Net Increase (Decrease) in Shares Outstanding	11,428,199	(904,109)
Class I
Shares sold	18,436,330	13,407,197
Shares issued in connection
with reorganization—Note 1	1,748,575	25,436,850
Shares issued for dividends reinvested	385,777	319,245
Shares redeemed	(7,194,679)	(5,426,110)
Net Increase (Decrease) in Shares Outstanding	13,376,003	33,737,182

a	During the period ended June 30, 2009, 1,051,040 Class B shares representing $5,841,955, were automatically converted to 1,051,511 Class A shares and during the period ended December 31, 2008, 682,327 Class B shares representing $4,417,015 were automatically converted to 683,183 Class A shares.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Class A Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	5.06	6.92	7.33	7.24	7.65	7.43
Investment Operations:
Investment income—net[a]	.24	.50	.49	.49	.51	.52
Net realized and unrealized
gain (loss) on investments	.77	(1.82)	(.37)	.14	(.36)	.23
Total from Investment Operations	1.01	(1.32)	.12	.63	.15	.75
Distributions:
Dividends from
investment income—net	(.25)	(.54)	(.53)	(.54)	(.56)	(.53)
Net asset value, end of period	5.82	5.06	6.92	7.33	7.24	7.65
Total Return (%)[b]	20.33[c]	(20.17)	2.03	8.66	2.22	10.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96[d]	.96	.96	.95	.95	.95
Ratio of net expenses
to average net assets	.95[d]	.95	.95	.95	.95	.95
Ratio of net investment income
to average net assets	8.31[d]	7.89	6.78	6.76	6.93	7.00
Portfolio Turnover Rate	34.60[c]	48.85	50.65	29.98	40.57	129.27
Net Assets, end of period
($ x 1,000)	344,608	119,560	169,453	202,098	236,421	286,342

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Class B Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	5.06	6.93	7.34	7.24	7.65	7.43
Investment Operations:
Investment income—net[a]	.24	.46	.45	.45	.46	.47
Net realized and unrealized
gain (loss) on investments	.76	(1.82)	(.37)	.16	(.35)	.25
Total from Investment Operations	1.00	(1.36)	.08	.61	.11	.72
Distributions:
Dividends from
investment income—net	(.24)	(.51)	(.49)	(.51)	(.52)	(.50)
Net asset value, end of period	5.82	5.06	6.93	7.34	7.24	7.65
Total Return (%)[b]	20.07[c]	(20.69)	1.53	8.12	1.73	10.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.47[d]	1.46	1.46	1.45	1.45	1.45
Ratio of net expenses
to average net assets	1.45[d]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income
to average net assets	8.23[d]	7.31	6.24	6.25	6.36	6.50
Portfolio Turnover Rate	34.60[c]	48.85	50.65	29.98	40.57	129.27
Net Assets, end of period
($ x 1,000)	33,072	17,568	39,892	67,834	96,334	167,756

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2009			Year Ended December 31,
Class C Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	5.06	6.93	7.34	7.24	7.65	7.43
Investment Operations:
Investment income—net[a]	.22	.45	.43	.43	.45	.46
Net realized and unrealized
gain (loss) on investments	.77	(1.83)	(.36)	.16	(.36)	.24
Total from Investment Operations	.99	(1.38)	.07	.59	.09	.70
Distributions:
Dividends from
investment income—net	(.23)	(.49)	(.48)	(.49)	(.50)	(.48)
Net asset value, end of period	5.82	5.06	6.93	7.34	7.24	7.65
Total Return (%)[b]	19.91[c]	(20.89)	1.28	7.85	1.48	9.63
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.71[d]	1.71	1.71	1.70	1.70	1.70
Ratio of net expenses
to average net assets	1.70[d]	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income
to average net assets	7.62[d]	7.12	6.02	6.01	6.14	6.26
Portfolio Turnover Rate	34.60[c]	48.85	50.65	29.98	40.57	129.27
Net Assets, end of period
($ x 1,000)	106,068	34,374	53,294	65,728	74,770	115,309

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Class I Shares	(Unaudited)	2008	2007[a]	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	5.06	6.92	7.33	7.24	7.65	7.43
Investment Operations:
Investment income—net[b]	.24	.51	.52	.51	.53	.52
Net realized and unrealized
gain (loss) on investments	.79	(1.82)	(.38)	.14	(.36)	.25
Total from Investment Operations	1.03	(1.31)	.14	.65	.17	.77
Distributions:
Dividends from
investment income—net	(.26)	(.55)	(.55)	(.56)	(.58)	(.55)
Net asset value, end of period	5.83	5.06	6.92	7.33	7.24	7.65
Total Return (%)	20.68[c]	(20.06)	2.29	8.92	2.34	10.87
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[d]	.72	.71	.70	.70	.70
Ratio of net expenses
to average net assets	.70[d]	.69	.70	.70	.70	.70
Ratio of net investment income
to average net assets	8.70[d]	9.43	7.01	7.01	7.18	7.31
Portfolio Turnover Rate	34.60[c]	48.85	50.65	29.98	40.57	129.27
Net Assets, end of period
($ x 1,000)	289,091	183,546	17,368	18,059	18,595	21,714

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel FundsTrust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on February 10, 2009, the Board approved, effective April 1, 2009, a proposal to change the name of the fund from “Dreyfus LimitedTerm HighYield Fund” to “Dreyfus High Yield Fund”.

As of the close of business on January 8, 2009, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to the liabilities, of Dreyfus High Income Fund (“High Income”) were transferred to the fund in exchange for corresponding class of shares of Beneficial Interest of the fund of equal value. Shareholders of Class A, Class B, Class C and Class I shares of High Income received Class A, Class B, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in High Income at the time of the exchange.The net asset value of the fund’s shares on the close of business January 8, 2009, after the reorganization was $5.29 for Class A, $5.29 for Class B, $5.29 for Class C and $5.29 for Class I shares, and a total of 10,690,947 Class A shares, 4,883,654 Class B shares, 7,195,044 Class C shares and 1,748,575 Class I shares, representing net assets of $129,672,713 (including $23,749,040 net unrealized depreciation on investments) were issued to shareholders of High Income in the exchange.The exchange was a tax-free event to the High Income shareholders.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to liabilities, of BNY Hamilton HighYield Fund (“Hamilton HighYield”) were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of Hamilton High Yield Institutional and Class A shares received Class I shares of the fund, in an amount equal to the aggregate net asset value of their investment in Hamilton High Yield at the time of the exchange. The fund’s net asset value on the close of business on September 12, 2008 after the reorganization was $6.51 for Class I shares and a total of 25,436,850 Class I shares, representing net assets of $165,591,271 (including $6,516,278 net unrealized depreciation on investments) were issued to shareholders of Hamilton High Yield in the exchange. The exchange was a tax-free event to Hamilton High Yield shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

has identical rights and privileges, except with respect to distribution, shareholder service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities:
Equity Securities—
Domestic	—	15,225	—	15,225
Corporate Bonds	—	738,487,470	—	738,487,470
Commercial
Mortgage-Backed	—	10,069,140	—	10,069,140
Mutual Funds	123,594,117	—	—	123,594,117
Other Financial
Instruments†	—	974	—	974
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represents unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2009,The Bank of New York Mellon earned $121,272 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $422,340,048 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $161,394,992 of the carryover expires in fiscal 2009, $138,776,715 expires in fiscal 2010, $72,493,638 expires in fiscal 2011, $1,917,623 expires in fiscal 2012, $11,766,163 expires in fiscal 2013, $2,406,483 expires in fiscal 2014, $14,965,314 expires in fiscal 2015 and $18,619,120 expires in fiscal 2016. Based on certain provisions in the Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the fund’s merger with the following funds may apply: Dreyfus Premier HighYield Securities Fund, HighYield Total Fund and BNY Hamilton HighYield Fund. It is possible that the fund will not be able to utilize most of its capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows: ordinary income $25,933,776. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility. During the period ended June 30, 2009, the fund did not borrow under the BNYM Facility.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody,

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly,at the annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Tax-Free Municipal Funds, the Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Manager has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of Class I shares of the fund so that the annual operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .81% of the value of the fund’s average daily net assets. No expense reimbursement was required pursuant to the Agreement for the period ended June 30, 2009.

During the period ended June 30, 2009, the Distributor retained $46,144 from commissions earned on sales of the fund’s Class A shares and $34,705 and $9,447 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended June 30, 2009, Class A, Class B and Class C shares were charged $345,384, $93,124 and $319,726, respectively, pursuant to their respective Plans. During the period ended June 30, 2009, Class B and Class C shares were charged $46,562 and $106,575, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $449,027, Rule 12b-1 distribution plan fees $150,282 and service plan fees $28,178.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts during the period ended June 30, 2009, amounted to $427,558,883 and $204,180,359, respectively.

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period as part of the disclosures within this Note.

During the period ended June 30, 2009, the average notional value of foreign exchange contracts was $1,540,902, which represented .24% of average net assets.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.

With respect to sales of forward contracts, the fund would incur a loss if the value of the contracts increases between the date the forward contracts are opened and the date the forward contracts are closed.The fund realizes a gain if the value of the contracts decreases between those dates. With respect to purchases of forward contracts, the fund would incur a loss if the value of the contracts decreases between the date the forward contracts are opened and the date the forward contracts are closed. The fund realizes a gain if the value of the contracts increases between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at June 30, 2009:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation($)
Sales:
Euro,
Expiring 7/24/2009	160,000	225,438	224,464	974

At June 30, 2009, accumulated net unrealized depreciation on investments was $13,831,503, consisting of $23,935,857 gross unrealized appreciation and $37,767,360 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load, high current yield funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional high current yield funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s yield performance for the past ten one-year periods ended December 31st (1999-2008) was above the Performance Group median (except for the one-year periods ended December 31, 2001 and 2008 when the fund’s yield performance was below the Performance Group median) and above the Performance Universe median for each period (except for the one-year period ended December 31, 2008 when the fund’s yield performance was 0.01% below the Performance Universe median).The Board members noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for various periods ended December 31, 2008 (except for the ten-year period ended December 31, 2008 when the fund’s total return performance was equal to the Performance Group median and below the Performance Universe median). A representative of the Manager reminded the Board that Karen Bater was added as a primary portfolio manager in July 2007, and noted that the fund’s total return performance for the one- and two-year periods ended December 31, 2008 was in the first quartile in both the Performance Group and Performance Universe for each of those periods.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting that the fund was the only fund in the Expense Group with a “unitary fee structure”, the Board members noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s expense ratio was below the Expense Group and Expense Universe medians.

Representatives of the Manager noted that there were no other funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager reviewed with the Board members the fees paid by the Manager or its affiliates by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

The Fund 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Insert Name of Fund)

By:	/s/ J. David Officer
J. David Officer,
President

Date:	8/12/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	8/12/09

By:	/s/ James Windels
James Windels,
Treasurer

Date:	8/12/09

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)